SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                      Filed by the Registrant           / X /

             Filed by a party other than the Registrant /   /

Check the appropriate box:

/ X / Preliminary Proxy Statement

/  / Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e) (2))

/  / Definitive Proxy Statement

/  / Definitive Additional Materials

/  / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     PUTNAM HIGH INCOME BOND FUND
                 PUTNAM MASTER INTERMEDIATE INCOME TRUST
                     PUTNAM PREMIER INCOME TRUST

            (Name of Registrant as Specified In Its Charter)

              (Name of Person(s) Filing Proxy Statement,
                       if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required

/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/  / Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:



The proxy statement

PUTNAM HIGH INCOME BOND FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees' recommendations on page [ ] of the proxy statement.

Please take a few moments and decide how you want to vote. When shareholders don't return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballots in the envelope provided. Or you can call our toll-free number, or go to the Internet. See your proxy ballot for the phone number and Internet address. If you have proxy related questions, please call 1-877-288-6597 or contact your financial advisor.

[PUTNAM SCALES LOGO]




Table of contents

A Message from the Chairman       1

Notice of Shareholder Meeting     3

Trustees' Recommendations       [ ]

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-877-288-6597 or call your financial advisor.



A Message from the Chairman

Dear Fellow Shareholder:

[photo of John A. Hill]

I am writing to ask for your vote on important matters affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. We are asking for your vote on the following matters:

Fixing the number of Trustees at 12 and electing your fund's nominees for Trustees

Although trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund's investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund's auditors, monitoring conflicts of interest, overseeing the fund's compliance with federal securities laws and voting proxies for the fund's portfolio securities.

Consistent with recent SEC rules, more than three-quarters of your fund's Trustees currently are independent of the fund and Putnam Investments. Your fund's Trustees have also in the past two years been at the forefront of reform efforts affecting the mutual fund industry, including ending the practice of using fund brokerage commissions to reward brokers for selling shares, the imposition of broad-based redemption fees on open-end funds to discourage excessive short-term trading and other initiatives to reduce shareholder expenses and improve fund disclosures.

Authorizing your fund to engage in investment leverage

Your fund's Trustees believe that it is in the best interests of shareholders that your fund be able to take advantage of investment strategies unique to closed-end funds. Your fund is currently not permitted to engage in investment leverage strategies. The Trustees recommend that shareholders remove this prohibition by amending your fund's fundamental investment restriction relating to borrowing and senior securities to permit the use of investment leverage.

Closed-end funds typically use investment leverage, including through borrowing, as a means to raise capital and increase yield. While the fund's adviser has no current intention to use investment leverage on behalf of your fund, Putnam Management has advised the Trustees that it believes that, under certain market conditions, the use of investment leverage could benefit common shareholders. As described in the Proxy Statement, there are risks associated with the use of different forms of investment leverage, and you should weigh these risks and the potential fund expenses associated with leverage strategies in making your decision.

Amending your fund's management contract to permit compensation of the adviser for management of leveraged assets

Consistent with their belief that the flexibility to use investment leverage may benefit fund shareholders, the Trustees recommend that Putnam Management be compensated for any future management of leveraged assets on the same basis as for non-leveraged assets. Since the fund's current management contract with Putnam Management would not permit the fund to pay Putnam Management fees on leveraged assets, even though leveraging the fund effectively increases the asset base managed by Putnam Management, the Trustees recommend that you vote in favor of the proposed amended management contract. As described in the Proxy Statement, the proposed amended contract would also contain a management fee reduction mechanism that would require Putnam Management to reimburse the fund if the costs of leverage exceed the fees the fund pays Putnam Management on leveraged assets.

Converting your fund to an open-end investment company (Putnam High Income Bond Fund and Putnam Premier Income Trust only)

Your fund's governing documents require the fund to submit for shareholder vote a proposal to convert the fund to an open-end investment company if the fund's shares trade at a discount from net asset value over a specified time period. The Trustees recommend that shareholders vote against converting your fund. As described in this Proxy Statement, the Trustees believe that your fund's status as a closed-end fund offers significant investment benefits, including the ability to remain fully invested at all times. The Trustees believe that, while conversion to open-end status would offer shareholders a one-time economic benefit by removing any discount from net asset value on their shares, it would reduce the fund's investment flexibility and could lead to increased fund expenses that would be borne by remaining shareholders. The Trustees do not believe that the current discount level justifies the fundamental changes and the associated risks that would result from conversion.

                          -------------

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about any of these proposals, please call a Putnam customer services representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,
[signature]
John A. Hill, Chairman



PUTNAM HIGH INCOME BOND FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST
Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust:

The Annual Meeting of Shareholders of your fund will be held on July 14, 2005 at 11:00 a.m., Boston time, at the principal offices of the fund on the 12th floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing your fund's nominees for Trustees. See page [ ].

2. A proposal to amend each fund's fundamental investment restriction with respect to borrowing and the issuance of senior securities. See page [ ].

3. A proposal to amend and restate the Management Contract between each fund and Putnam Investment Management, LLC. See page [ ].

4. A proposal to convert your fund into an open-end investment company. (Putnam High Income Bond Fund and Putnam Premier Income Trust only) See page [ ].

By the Trustees
John A. Hill, Chairman
George Putnam, III, President

     Jameson A. Baxter
     Charles B. Curtis
     Myra R. Drucker
     Charles E. Haldeman, Jr.
     Ronald J. Jackson
     Paul L. Joskow
     Elizabeth T. Kennan
     John H. Mullin, III
     Robert E. Patterson
     W. Thomas Stephens
     Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or via the Internet so that you will be represented at the meeting.

[Date]



Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-877-288-6597, or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust for use at the Annual Meeting of Shareholders of each fund to be held on July 14, 2005, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy and the Proxy Statement are being mailed on or about June 3, 2005.

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. FOR fixing the number of Trustees as proposed and electing your fund's nominees for Trustees;

2. FOR amending your fund's fundamental investment restriction concerning borrowing and the issuance of senior securities;

3. FOR approving the Amended and Restated Management Contract between your fund and Putnam Investment Management, LLC;

4. AGAINST converting your fund to an open-end investment company
  (Putnam High Income Bond Fund and Putnam Premier Income Trust only).



Who is eligible to vote?

Shareholders of record at the close of business on April 18, 2005 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

I. ELECTION OF TRUSTEES

   Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not "interested persons" of your fund or Putnam Management are referred to as "Independent Trustees" throughout this proxy statement.

The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at 12 and that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2004, there were 110 Putnam funds.


[Photo]

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.


[Photo]

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, he was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.



[Photo]

Myra R. Drucker (1/16/48),
Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

She is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years, and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, she was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.


[Photo]

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


[Photo]

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He has been President of the Yale University Council since 1993. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies - serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.


[Photo]

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


[Photo]

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, Mr. Mullin was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.


[Photo]

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

[Photo]

W. Thomas Stephens (9/2/42), Trustee since 1997
Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


[Photo]

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.


Interested Trustees


[Photo]

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. He is also a Chartered Financial Analyst (CFA) charterholder.


[Photo]

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the funds, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of your Fund and each of the other Putnam funds. The balance of the nominees are not "interested persons."

Except for Ms. Drucker and Messrs. Haldeman and Worley, all the nominees were elected by the shareholders of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust on June 10, 2004. Ms. Drucker and Messrs. Haldeman and Worley became Trustees of your funds by election by the Trustees on October 15, 2004.

The 12 nominees for Trustees who receive the greatest number of votes will be elected as Trustees of your fund. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 12 for your fund.



What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

The 1940 Act and the rules promulgated thereunder require that at least 75% of the trustees of your fund not be "interested persons" (as defined in the 1940 Act) of your fund or your fund's investment manager. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's Independent Trustees meet regularly as a group in executive session. Ten of the 12 nominees for election as Trustee would be Independent Trustees.

Board committees. Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of your fund's financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and your fund's independent registered public accounting firm and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to independent registered public accounting firms, including their independence. The members of the Committee include only Trustees who are not "interested persons" of your fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews your fund's policies and procedures for achieving accurate and timely pricing of fund shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of your fund. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker, and Messrs. Patterson, Stephens and Worley.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to:
(i) availability and commitment of a candidate to attend meetings, (ii) other board experience, (iii) relevant industry and related experience,
(iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled 'Date for receipt of shareholders; proposals for the next annual meeting," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Independent Trustees. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Mr. Jackson (Chairperson) (not nominated for election as Trustee at the meeting), Messrs. Curtis, Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the open-end funds and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to conversion of a closed-end fund to an open-end fund, (iv) disclosure practices and (v) the use and benefits of leverage. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson, and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson
(Chairperson) and Mr. Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairman), Jackson, and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Putnam and Patterson and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Jackson and Joskow.

How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee's holdings in each fund and in all of the Putnam funds as of March 31, 2005. As a group, the Trustees owned shares of the Putnam funds valued at approximately $54 million as of March 31, 2005.

                                                                Aggregate
                         Dollar Range                        Dollar Range
                            of Putnam                           of Shares
                          High Income         Shares          Held in all
                            Bond Fund   Beneficially        of the Putnam
Name of Nominee          Shares Owned          Owned                Funds

Jameson A. Baxter   $10,001 - $50,000      1,620.368        over $100,000
Charles B. Curtis        $1 - $10,000        388.031        over $100,000
Myra R. Drucker          $1 - $10,000            334   $50,001 - $100,000
Charles E.
Haldeman, Jr.            $1 - $10,000            841        over $100,000
John A. Hill            over $100,000     70,662.649        over $100,000
Paul L. Joskow            $1- $10,000        334.178        over $100,000
Elizabeth T. Kennan       $1- $10,000        443.134        over $100,000
John H. Mullin, III       $1- $10,000        381.190        over $100,000
Robert E. Patterson       $1- $10,000      1,084.356        over $100,000
George Putnam, III  $10,001 - $50,000      1,670.891        over $100,000
W. Thomas Stephens        $1- $10,000        334.178        over $100,000
Richard B. Worley         $1- $10,000            334        over $100,000

                         Dollar Range                           Aggregate
                            of Putnam                        Dollar Range
                               Master                           of Shares
                         Intermediate         Shares          Held in all
                         Income Trust   Beneficially        of the Putnam
Name of Nominee          Shares Owned          Owned                Funds

Jameson A. Baxter        $1 - $10,000        461.972        over $100,000
Charles B. Curtis        $1 - $10,000            100        over $100,000
Myra R. Drucker          $1 - $10,000            100   $50,001 - $100,000
Charles E.
Haldeman, Jr.            $1 - $10,000            510        over $100,000
John A. Hill             $1 - $10,000        195.719        over $100,000
Paul L. Joskow           $1 - $10,000            100        over $100,000
Elizabeth T. Kennan                $0              0        over $100,000
John H. Mullin, III                $0              0        over $100,000
Robert E. Patterson      $1 - $10,000            587        over $100,000
George Putnam, III       $1 - $10,000            978        over $100,000
W. Thomas Stephens       $1 - $10,000            100        over $100,000
Richard B. Worley        $1 - $10,000            100        over $100,000


                                                                Aggregate
                         Dollar Range                        Dollar Range
                            of Putnam                           of Shares
                              Premier         Shares          Held in all
                         Income Trust   Beneficially        of the Putnam
Name of Nominee          Shares Owned          Owned                Funds

Jameson A. Baxter        $1 - $10,000        497.355        over $100,000
Charles B. Curtis        $1 - $10,000         238.34        over $100,000
Myra R. Drucker          $1 - $10,000            201   $50,001 - $100,000
Charles E.
Haldeman, Jr.            $1 - $10,000           1005        over $100,000
John A. Hill        $10,001 - $50,000      3,472.263        over $100,000
Paul L. Joskow            $1- $10,000        201.176        over $100,000
Elizabeth T. Kennan       $1- $10,000        287.166        over $100,000
John H. Mullin, III       $1- $10,000        231.846        over $100,000
Robert E. Patterson       $1- $10,000        803.529        over $100,000
George Putnam, III       $1 - $10,000      1,005.883        over $100,000
W. Thomas Stephens        $1- $10,000        201.176        over $100,000
Richard B. Worley         $1- $10,000            201        over $100,000


At March 31, 2005, the Trustees and officers of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust as a group owned less than 1% of the outstanding shares of each fund on that date.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high-quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: "Board of Trustees" or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. During 2004, the average Trustee participated in approximately 65 committee and board meetings. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

PUTNAM HIGH INCOME BOND FUND

Fiscal year ended August 31, 2004
Audit and Pricing Committee                               23
Board Policy and Nominating Committee                      8
Brokerage and Custody Committee                            7
Communication, Service and Marketing Committee            11
Contract Committee                                        16
Distributions Committee                                    5
Executive Committee                                        1
Investment Oversight Committees                           31

PUTNAM MASTER INTERMEDIATE INCOME TRUST
Fiscal year ended September 30, 2004
Audit and Pricing Committee                               24
Board Policy and Nominating Committee                      8
Brokerage and Custody Committee                            7
Communication, Service and Marketing Committee            11
Contract Committee                                        17
Distributions Committee                                    5
Executive Committee                                        1
Investment Oversight Committees                           32

PUTNAM PREMIER INCOME TRUST
Fiscal year ended July 31, 2004
Audit and Pricing Committee                               21
Board Policy and Nominating Committee                      8
Brokerage and Custody Committee                            7
Communication, Service and Marketing Committee            10
Contract Committee                                        16
Distributions Committee                                    5
Executive Committee                                        1
Investment Oversight Committees                           32

Your fund does not have a policy with respect to Trustee's attendance at shareholder meetings. Your fund's last annual meeting was held while the Trustees were conducting meetings of the Board and its committees. Although your fund's Trustees did not attend the annual meeting, they were represented at the meeting by their staff and were available in the event that any material issues had arisen.

What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of the fund receives an annual fee and an additional meeting fee for each Trustee meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Independent Trustees are Trustees of all the Putnam funds and each receives fees for their services from each fund.

The Trustees periodically review their own fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2004:



PUTNAM HIGH
INCOME BOND FUND
COMPENSATION TABLE
                                                            Estimated
                                           Retirement          annual           Total
Trustees/Year               Aggregate        benefits   benefits from    compensation
First Elected            compensation      accrued as      all Putnam        from all
by                           from the    part of fund      funds upon          Putnam
Shareholders                 fund (1)        expenses  retirement (2)    funds (3)(4)
Jameson A.
Baxter/1994 (5)                  $871            $231        $100,000        $218,950
Charles B.
Curtis/2001                       859             288        $100,000        $244,250
Myra R.
Drucker (6)                        $0             N/A             N/A         $33,780
Charles E.
Haldeman, Jr. (6)                  $0             N/A             N/A              $0
John A.
Hill/1985 (5)(7)                1,346             291        $200,000        $458,626
Ronald J.
Jackson/1996 (5)                  861             235        $100,000        $224,000
Paul L.
Joskow/1997 (5)(7)                852             168        $100,000        $294,500
Elizabeth
T. Kennan/1992                    868             299        $100,000        $221,500
Lawrence
J. Lasser/1992 (8)                N/A             251         $93,333             N/A
John H.
Mullin, III/1997 (5)              861             258        $100,000        $216,200
Robert E.
Patterson/1984                    849             162        $100,000        $217,750
George
Putnam, III/1984 (7)            1,062             134        $125,000        $262,500
W. Thomas
Stephens/1997 (5)                 852             235        $100,000        $228,250
W. Nicholas
Thorndike/1992 (9)                672             385        $105,783        $114,500
Richard B.
Worley (6)                         $0             N/A             N/A         $33,780


PUTNAM MASTER
INTERMEDIATE INCOME TRUST
COMPENSATION TABLE
                                                             Estimated
                                            Retirement          annual           Total
Trustees/Year                Aggregate        benefits   benefits from    compensation
First Elected             compensation      accrued as      all Putnam        from all
by                            from the    part of fund      funds upon          Putnam
Shareholders                  fund (1)        expenses  retirement (2)    funds (3)(4)

Jameson A.
Baxter/1994 (5)                 $1,377            $395        $100,000        $218,950
Charles B.
Curtis/2001                      1,357             499        $100,000        $244,250
Myra R.
Drucker (6)                         $0             N/A             N/A         $33,780
Charles E.
Haldeman, Jr. (6)                   $0             N/A             N/A             N/A
John A.
Hill/1985 (5)(7)                 2,127             499        $200,000        $458,626
Ronald J.
Jackson/1996 (5)                 1,361             404        $100,000        $224,000
Paul L.
Joskow/1997 (5)(7)               1,346             289        $100,000        $294,500
Elizabeth T.
Kennan/1992                      1,372             513        $100,000        $221,500
Lawrence
J. Lasser/1992 (8)                 N/A             438         $93,333             N/A
John H.
Mullin, III/1997 (5)             1,361             443        $100,000        $216,200
Robert E.
Patterson/1984                   1,342             278        $100,000        $217,750
George
Putnam, III/1984 (7)             1,678             230        $125,000        $262,500
W. Thomas
Stephens/1997 (5)                1,348             403        $100,000        $228,250
W. Nicholas
Thorndike/1992 (9)               1,059             661        $105,783        $114,500
Richard B.
Worley (6)                          $0             N/A             N/A         $33,780

PUTNAM PREMIER
INCOME TRUST
COMPENSATION TABLE
                                                             Estimated
                                            Retirement          annual            Total
Trustees/Year                Aggregate        benefits   benefits from     compensation
First Elected             compensation      accrued as      all Putnam         from all
by                            from the    part of fund      funds upon           Putnam
Shareholders                  fund (1)        expenses  retirement (2)     funds (3)(4)

Jameson A.
Baxter/1994 (5)                 $1,575            $422        $100,000         $218,950
Charles B.
Curtis/2001                      1,561             497        $100,000         $244,250
Myra R.
Drucker (6)                         $0             N/A             N/A          $33,780
Charles E.
Haldeman, Jr. (6)                   $0             N/A             N/A              N/A
John A.
Hill/1985 (5)(7)                 2,475             523        $200,000         $458,626
Ronald J.
Jackson/1996 (5)                 1,571             421        $100,000         $224,000
Paul L.
Joskow/1997 (5)(7)               1,562             301        $100,000         $294,500
Elizabeth
T. Kennan/1992                   1,572             538        $100,000         $221,500
Lawrence
J. Lasser/1992 (8)                 N/A             414         $93,333              N/A
John H.
Mullin, III/1997 (5)             1,561             462        $100,000         $216,200
Robert E.
Patterson/1984                   1,558             292        $100,000         $217,750
George
Putnam, III/1984 (7)             1,961             240        $125,000         $262,500
W. Thomas
Stephens/1997 (5)                1,563             421        $100,000         $228,250
W. Nicholas
Thorndike/1992 (9)               1,256             693        $105,783         $114,500
Richard B.
Worley (6)                          $0             N/A             N/A          $33,780


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates identified below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were:

  Putnam High Income Bond Fund (August 31, 2004) Ms. Baxter -- $687; Mr. Hill -- $2,285; Mr. Jackson -- $1,170; Mr. Joskow -- $794; Mr. Mullin --
  $783; and Mr. Stephens -- $232.

  Putnam Master Intermediate Income Trust (September 30, 2004) Ms. Baxter -- $4,312; Mr. Hill -- $14,341; Mr. Jackson -- $7,344; Mr. Joskow -- $4,987;
  Mr. Mullin -- $4,912; and Mr. Stephens -- $1,457.

  Putnam Premier Income Trust (July 31, 2004) Ms. Baxter -- $5,556; Mr. Hill -- $18,361; Mr. Jackson -- $9,361; Mr. Joskow -- $6,386; Mr. Mullin -- $6,334;
  and Mr. Stephens -- $1,876.

(6) Ms. Drucker and Messrs. Haldeman and Worley have not been elected to the Board of Trustees by shareholders. They were appointed to the Board by Trustee vote in October 2004.

(7) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflects benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004. Mr. Jackson is not standing for re-election as a Trustee.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during the Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2. A PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING AND SENIOR SECURITIES TO PERMIT THE USE OF INVESTMENT LEVERAGE

(For Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust)

What is this proposal?

Each fund currently has a fundamental investment restriction that provides that the fund may not:

[b]orrow money or issue senior securities (as defined in the 1940 Act), except that the fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

As used in the text above and defined in the Investment Company Act of 1940 (the "1940 Act"), the term "senior securities" refers to any form of indebtedness or any class of shares that has priority over any other class of shares as to distribution of assets and payment of dividends.

The Trustees recommend that shareholders approve an amendment to this investment restriction to permit your fund to use investment leverage by borrowing money and/or issuing senior securities to the maximum extent allowable under the 1940 Act. The proposed investment restriction for your fund provides that the fund may not:

[b]orrow money or issue senior securities (as defined in the 1940 Act), except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act or
(iii) any applicable exemption from the provisions of the 1940 Act.

What is investment leverage?

Closed-end funds commonly issue senior securities as a way of leveraging their investment portfolios. The form of investment leverage that Putnam Management believes would be most appropriate for your fund is borrowing from banks or other lenders (including other Putnam Funds to the extent permitted under an exemption issued to the Putnam Funds by the SEC).

Funds that use investment leverage generally aim to earn an investment return on money raised through leverage that exceeds the costs of leveraging, and thereby to increase returns to common shareholders. The costs of borrowing, in particular, include interest payments, commitment fees and other fees paid to the lender. Any investment returns in excess of the costs of investment leverage would benefit the holders of the common shares. To the extent the costs of investment leverage exceed such investment returns, however, those costs would be borne by and reduce the returns to the holders of the common shares.

Putnam Management has advised your fund's Trustees that it believes investment leverage can serve to increase a fund's investment yield under certain market conditions. If shareholders approve this proposal, your fund would only borrow if Putnam Management believes that, over time, the costs of carrying the assets to be acquired through investment leverage are likely to be lower than the fund's expected incremental earnings.

Putnam Management has also advised the Trustees that the higher investment yield and total return potentially available to a fund from the use of investment leverage may result in a reduction of the discount at which fund shares often trade relative to the fund's net asset value per share.

No assurance can be given that the earnings attributable to borrowing will exceed the costs of such investment leverage. The net assets attributable to your fund's common shares would be reduced if the fund's return on the additional assets is less than the full cost of leverage. The risks associated with investment leverage are discussed in more detail below.

What are the legal restrictions on investment leverage?

The 1940 Act requires your fund to have an investment policy regarding borrowing and the issuance of senior securities and imposes certain maximums on the amount of investment leverage each fund may allow under its policy. The purpose of these limitations is generally to protect the investments of long-term common shareholders.

Under the 1940 Act, a closed-end fund may generally borrow (from a bank or otherwise) if, immediately thereafter, the aggregate amount of all borrowings does not exceed 33 1/3 % of its total assets. This restriction is generally referred to as the asset coverage requirement for borrowing. A closed-end fund may not issue a dividend or make certain distributions unless the fund would meet this same asset coverage requirement with respect to its borrowings after giving effect to such dividend or distribution.

The proposed changes to your fund's fundamental investment restriction would permit your fund to incur leverage up to the fullest amount permitted under the asset coverage limitations described above. Although the 1940 Act also permits a closed-end fund, subject to asset coverage requirements, to issue "preferred shares" that have priority over a fund's common shares with respect to payment of dividends or interest and/or liquidation, your fund's Agreement and Declaration of Trust (the "Declaration of Trust") does not permit your fund to issue preferred shares. The Trustees are not requesting that shareholders approve an amendment to the Declaration Trust to remove this prohibition. Accordingly, the discussion in this proposal focuses on borrowing.

What are the risks of investment leverage?

Although there are potential benefits to your fund's common shareholders from borrowing, there are also risks associated with leverage. Just as investment leverage tends to magnify returns amid positive investment results, the effect of leverage in unfavorable market conditions would be to reduce the fund's net asset value further than would otherwise have been the case.

Investment leverage creates risks that may adversely affect the return for common shareholders, including:

* The likelihood of greater volatility of the net asset value and market price of common shares;

* Fluctuations in interest rates on borrowings and short-term debt;

* Increased operating costs, which may reduce a fund's total return; and

* The potential for a decline in the value of an investment acquired with borrowed funds, while the fund's obligations under such borrowing remain fixed.

There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Fluctuations in the markets, short-term interest rates and other factors that might affect the fund's ability to pay interest on borrowings may also affect the return to the holders of common shares. To the extent that the fund's costs of leverage exceed the fund's return on investments it makes with the proceeds of borrowing, common shareholders would be adversely affected by the fund's use of leverage.

If legal and contractual restrictions regarding borrowings limit the fund's ability to repurchase common shares, the market price of the fund's common shares may be adversely affected. Prohibitions on dividends and other distributions could impair the fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

What did the Trustees consider in evaluating the proposal?

At a meeting held on April 15, 2005, the Trustees concluded that asking shareholders to give your fund the ability to borrow money and issue senior securities to the maximum extent permitted by the 1940 Act would be in the best interest of the fund and its common shareholders. In the course of their evaluation, the Trustees considered information provided by Putnam Management as to its view of the potential benefits to your fund and its common shareholders of the flexibility to leverage the fund by borrowing money. This information included a discussion of Putnam Management's experience in managing closed-end funds leveraged through the issuance of preferred shares, although, as the Trustees discussed at a subsequent meeting held on May 13, 2005, your fund's Declaration of Trust currently does not permit leverage through the issuance of preferred shares. The Trustees also considered the risks to which your fund and its common shareholders may be exposed as a result of investment leverage.

What are the Trustees recommending?

As a result of their consideration of the above factors and other relevant information, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of your fund, unanimously recommend that shareholders approve an amendment to your fund's fundamental investment restriction to permit the use of investment leverage to the maximum extent allowable under the 1940 Act.

What are the voting requirements to approve the proposal?

Approval of the amendment to your fund's fundamental investment restriction to permit the use of investment leverage to the maximum extent allowable under the 1940 Act requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) and entitled to vote at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The Trustees recommend unanimously that shareholders of your fund vote FOR Proposal 2 to amend the fund's fundamental investment restriction to permit the use of investment leverage to the maximum extent allowable under the 1940 Act.

3. A PROPOSAL TO AMEND EACH FUND'S MANAGEMENT CONTRACT TO TAKE INTO ACCOUNT INVESTMENT LEVERAGE IN CALCULATING FEES (For Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust)

What is this proposal?

The Trustees recommend that shareholders approve an amendment to your fund's management contract with Putnam Management to include investment assets acquired through leverage in the calculation of investment management fees. The current method for calculating investment management fees is based on the "net assets" of your fund, which would not take into account the proceeds of any borrowings for investment leverage purposes. In the event that your fund incurs debt for investment purposes, as previously described in Proposal 2, the proposed amendment would allow Putnam Management's fee to be directly aligned with the amount of assets it would be managing on behalf of your fund.

How are management fees currently calculated?

Your fund currently pays to Putnam Management a quarterly investment management fee equal to a percentage of the average of weekly determinations of the net asset value of the fund, as calculated at the annual rate set out below:

Net Asset Value             Annual Rate

First $500 million             0.75%
Next $500 million              0.65%
Next $500 million              0.60%
Excess over $1.5 billion       0.55%

Under this calculation, net asset value effectively excludes amounts raised through indebtedness from the calculation of the assets on which Putnam Management's management fee is based.

Additional terms of your fund's current management contract that are unrelated to the proposed amendment, and therefore will remain unchanged, are summarized under the heading "Each Fund's Management Contract" in Appendix A below. Terms of the sub-management contract with Putnam Management's affiliate, Putnam Investments Limited, with respect to your fund are summarized under the heading "Each Fund's Sub-Management Contract" in that same section.

How would the proposal change the calculation of management fees?

The proposed amendment provides that Putnam Management will receive its current rate schedule based upon the "average weekly assets" of your fund. "Average weekly assets" is defined to mean the average weekly value of the total assets of the fund (including any assets attributable to leverage for investment purposes) minus total liabilities (other than liabilities representing leverage for investment purposes). As your Fund's Declaration of Trust prohibits the issuance of preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. Under the proposed fee calculation, while the calculation of the aggregate assets on which Putnam Management's fee would be based would change significantly under the proposed fee structure (assuming your fund were to engage in investment leverage), the annual rates and dollar-value breakpoints for calculating the fee would remain unchanged from the current management contract. Accordingly, if the use of investment leverage were to cause your fund's average weekly assets to exceed a management fee breakpoint threshold, the fund would pay the applicable lower management fee on the amount of the excess.

A further provision of the proposed changes to your fund's management contract would reduce the management fee payable to Putnam Management, on a dollar-for-dollar basis, by any amount by which your fund's costs of bearing interest payments on investment borrowing and related expenses exceed the portion of your fund's net income and net short-term capital gains (but not long-term capital gains) attributable to the fact that such debt obligations were outstanding. The fee reduction mechanism would be calculated on a quarterly basis, and it is intended to allow Putnam Management to profit from your fund's use of investment leverage only to the extent the benefits of that leverage outweigh the costs.

The effect of basing the management fee on average weekly assets is to allow Putnam Management to be compensated for managing portfolio assets of your fund that were financed through borrowing, in addition to those financed by issuing equity. Without this amendment, the assets that Putnam Management would be required to manage if your fund is leveraged would increase, together with the costs incurred by Putnam Management for managing a larger asset base, however without any commensurate increase in Putnam Management's management fee.

A copy of the proposed management contract, as amended, is attached to this proxy statement as Exhibit A.

What are the potential costs and risks of the proposed management fee?

If the amendment is approved and your fund does use investment leverage, the fees paid by your fund to Putnam Management would be greater, in direct proportion to the amount of leverage taken on, than they would otherwise have been under a compensation scheme based on average net assets. While the intent of using investment leverage is to benefit common shareholders by increasing their participation in your fund's investment income by an amount greater than their share of the additional costs and fees associated with incurring such leverage, you should be aware of the effects the proposed changes may have on management fees. The tables and examples below help to illustrate the implications.

The table below sets out, for each fund, the amount of Putnam Management's management fees during the fund's last completed fiscal year, the amount the fees would have been over the same period had the proposed fee arrangement been in place during that year (assuming a constant investment leverage from indebtedness equivalent to one-third of the fund's total assets), and the difference between the two (expressed as a percentage of the actual fees paid over the period):


                         Putnam High           Putnam Master         Putnam Premier
                      Income Bond Fund   Intermediate Income Trust    Income Trust

                      Fiscal Year ended      Fiscal Year ended      Fiscal Year ended
                       August 31, 2004      September 30, 2004        July 31, 2004
Actual fees paid            $861,556              $5,108,198            $6,944,320
Pro forma fees payable    $1,149,986              $6,678,521            $8,949,945
Difference                     33.5%                   30.7%                 28.9%


As described in Proposal 2 above, investment leverage may increase your fund's distributable yield, but may also increase risk to a fund in adverse market conditions. Because compensation on the basis of average weekly assets creates an economic incentive for Putnam Management to maximize leverage, under certain market conditions the interests of Putnam Management could diverge from those of your fund and its shareholders. While the management fee reduction mechanism described above is intended to counterbalance incentives Putnam Management may have to maintain leverage under unfavorable market conditions, you should be aware of this potential conflict of interest in considering the proposed amendments.

The following table sets out each fund's expenses expressed as a percentage of assets attributable to common stock: (a) based on actual expenses incurred during the fund's last completed fiscal year under the current management agreement; and (b) on a pro-forma basis as though the proposed managed-assets based fee schedule had been in place during that year and each fund had maintained leverage through borrowing equal in the aggregate to one-third of each fund's total assets, which would represent the maximum leverage through borrowing permissible by law. The table assumes no reduction in management fees under the fee reduction mechanism described above.


                         Putnam High                     Putnam Master              Putnam Premier
                      Income Bond Fund            Intermediate Income Trust          Income Trust

                     Fiscal Year ended                Fiscal Year ended             Fiscal Year ended
                      August 31, 2004                September 30, 2004              July 31, 2004
                                 Pro Forma                         Pro Forma                   Pro Forma
                    Actual      (avg. weekly        Actual        (avg. weekly     Actual     (avg. weekly
                 (net assets)      assets)       (net assets)        assets)    (net assets)     assets)
Management          0.75%          0.75%            0.72%            0.70%         0.70%         0.68%
Fees
Other Expenses      0.34%          0.25%            0.14%            0.11%         0.13%         0.10%
Total Annual        1.09%          1.00%            0.86%            0.81%         0.83%         0.78%
Expenses


Example.

The following table shows the expenses a shareholder would pay on an investment of $1,000, assuming a 5% annual return, on an actual basis and on a pro forma basis as if the proposed amendment had been in effect during 2004 and each fund had maintained investment leverage through borrowing equal in the aggregate to one-third of each fund's total assets, which is the maximum amount of borrowing permissible by law. The example assumes that annual expenses remain the same and that all dividends and distributions are reinvested at net asset value. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than shown.


                Putnam High                   Putnam Master               Putnam Premier
              Income Bond Fund           Intermediate Income Trust         Income Trust
                         Based on                        Based on                  Based on
            Based on    avg. weekly       Based on      avg. weekly    Based on   avg. weekly
Period     net assets      assets        net assets        assets     net assets     assets
One Year       $11           $10                $9            $8          $8            $8
Three Years    $35           $32               $27           $26         $26           $25
Five Years     $60           $55               $48           $45         $46           $43
Ten Years     $133          $122              $106          $100        $103           $97


The purpose of the tables above is to assist you in understanding the various costs and expenses that an investor in your fund will bear directly or indirectly. The assumption in each example of aggregate borrowing equal to one-third of your Fund's total assets is intended to demonstrate the maximum possible impact of a leveraging strategy based on borrowing, and does not reflect any determination that this level of aggregate debt is or will be appropriate for your fund.

What did the Trustees consider in evaluating the proposal?

The Trustees, including a majority of the Independent Trustees, have concluded that, if shareholders approve Proposal 2 to give your fund the ability to use investment leverage, it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its "average weekly assets," rather than its net assets, to be calculated as described in detail above. In the course of their evaluation, the Trustees considered the benefit to each fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam Funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of the management fee reduction mechanism described above, which reduces the management fee by any amount by which the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

In considering the changes to your fund's management contract described in this Proposal 3 and recommending that shareholders do the same, the Trustees referred in part to the factors they had considered in 2004 as part of their annual process to determine whether to approve the continuance of each fund's management contract with Putnam Management. The factors considered by the Trustees, and the determinations they made, in connection with that prior approval are described in greater detail under the heading "Previous Approval of Each Fund's Management Contract" in Appendix A below.

The Trustees approved the proposed changes to your fund's management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. It is expected that if shareholders approve your fund's amended management contract, the Trustees will confirm their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

If the proposed changes to your fund's management contract are approved by shareholders, the Trustees expect to approve conforming changes to the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited, with respect to your fund. As described in Appendix A, the sub-management contract currently provides for Putnam Management to pay Putnam Investments Limited a sub-management fee based on the net assets of your fund that are managed by Putnam Investments Limited. This fee is paid by Putnam Management and not by your fund. Under the current circumstances, the changes to the sub-management contract do not require shareholder approval. Please see the discussion under the heading "Each Fund's Sub-Management Contract" in Appendix A below for additional information about your fund's sub-management arrangements.

What are the Trustees recommending?

The Trustees, including the Independent Trustees of your fund, recommend that shareholders approve an amendment to your fund's management contract to take into account investment leverage in calculating management fees.

What is the voting requirement for approving the proposal?

Approval of the proposed amendment to your fund's management contract requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) and entitled to vote at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The Trustees recommend that shareholders of your fund vote FOR proposal 3 to amend the fund's management contract to take into account investment leverage in calculating management fees.

4. APPROVAL OR DISAPPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND'S AGREEMENT AND DECLARATION OF TRUST (For Putnam High Income Bond Fund and Putnam Premier Income Trust only)

What is this proposal?

Shareholders will have the opportunity to vote at the meeting on the question of whether your fund should be converted from a closed-end fund to an open-end fund. The Trustees, as discussed in more detail below, recommend that shareholders vote against converting your fund to an open-end fund. This recommendation is based on the Trustees' view that your fund is afforded significant investment advantages as a result of its closed-end status.

If approved, the conversion would result in the "delisting" of your fund's shares from the New York Stock Exchange where they currently may be bought or sold at prevailing market prices. Your shares would then become redeemable directly from your fund at net asset value, eliminating any discount of market price to net asset value.

A conversion from closed-end to open-end status would also require a number of changes in your fund's Declaration of Trust. Accordingly, approval of this proposal would also authorize your fund's Trustees to make such amendments as they may deem necessary to operate your fund as an open-end fund if this proposal is approved. These changes are described in greater detail below.

Why is this question being submitted to shareholders?

Your fund's Declaration of Trust requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund's shares have traded at an average discount of more than 10% from its net asset value per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). For the twelve-week periods ended August 27, 2004 (for Putnam High Income Bond Fund) and July 30, 2004 (for Putnam Premier Income Trust), your fund's shares traded at an average discount of 10.6% and 11.6%, respectively, from their net asset value per share, requiring that this proposal be submitted to shareholders.

What do the Trustees recommend?

For the reasons described below, the Trustees of your fund, including a majority of the Independent Trustees, have concluded that the conversion of your fund to open-end status would not be in the best long-term interests of your fund's shareholders. Accordingly, the Trustees of your fund recommend that shareholders vote "AGAINST" this proposal.

Why are the Trustees recommending a vote against a conversion?

The Trustees regularly review the overall performance and trading information for your fund and all of the Putnam closed-end funds. At meetings held in March and April of this year, the Trustees of your fund carefully evaluated the fund's investment performance, the trading history of its shares relative to that of other funds in the same peer group, an analysis of the effects on the fund of its shares trading at a discount to net asset value, and information about the possible advantages and disadvantages of converting to an open-end fund.

In recommending a vote against converting your fund to open-end status, the Trustees considered the following items:

* The Trustees' belief that your fund's closed-end status provides potential investment benefits not available to open-end fund investors. Because your fund's shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, but can be fully invested in higher-yielding securities in pursuit of the fund's investment objective. Furthermore, as a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares. As a result, your fund's portfolio manager does not have to invest additional cash from new sales at times when market conditions are unfavorable or sell securities to meet redemptions at inopportune times. The Trustees believe that these features of closed-end funds have contributed to your fund's outperformance, when measured on the basis of net asset value, over time of Putnam open-end funds with similar investment objectives and strategies.

* The likelihood that your fund's operating expenses would increase if it is converted to open-end status. As an open-end fund, your fund would be required, as a practical matter, to make a continuous public offering of its shares in order to offset redemptions and maintain the economies of scale available at its current size. The Trustees expect that in order to market your fund's shares effectively, following a conversion to open-end status, they would recommend that shareholders approve the adoption of a distribution plan under Rule 12b-1. Such a plan would permit your fund to pay annual distribution fees of up to 0.35% of your fund's net assets to Putnam Retail Management, the fund's principal underwriter, to support sales of fund shares. 12b-1 plans are typical features of open-end funds, like the Putnam open-end funds, that are sold through dealers. If such a distribution plan were approved, the Trustees would expect to authorize the payment of distribution fees at the annual rate of 0.25% of net assets, as is the case with similar open-end Putnam funds.

* The possibility that redemptions by shareholders would cause your fund to shrink following conversion to open-end status, resulting in an increased expense ratio for remaining shareholders. Putnam Retail Management has advised the Trustees that your fund may experience significant net redemptions shortly following a conversion to open-end status, thereby shrinking the fund's size. Significant redemptions would require the fund to sell portfolio securities and incur related transaction costs, which would be borne at least in part by remaining shareholders. As described below, the Trustees reserve the right to impose redemption fees on redemptions of fund shares that occur within a specified time following conversion, but there is no certainty that this measure would significantly reduce redemptions or fully offset related transaction costs.

Since open-end funds continuously offer new shares to the public, they also have the ability to increase in size, and growth in your fund's size could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. Depending on the size of future redemptions or sales, increased expense ratios could result for either temporary or indefinite periods.

* The various factors that Putnam Management believes affect whether your fund's shares trade at a discount. The Trustees reviewed an analysis prepared by Putnam Management of patterns in the historical trading and investment performance of your fund and other comparable closed-end funds in different market environments. Based on this analysis, Putnam Management believes that neither your fund's investment performance nor its size has significantly affected whether your fund's shares trade at a discount, although discount trading patterns appear to be affected by your fund's distribution rate (yield), which is primarily a function of your fund's investment strategy and the general interest rate environment, which is affected by market conditions.

* The possibility that selling securities to meet redemptions may have adverse tax consequences to shareholders remaining in your fund. If your fund sells securities to meet redemptions and realizes a gain for tax purposes, in order to eliminate fund-level tax, your fund may make distributions of the taxable gain to all remaining shareholders. Shareholders would then be liable themselves for tax on such gains.

* The possibility that conversion could result in a lower yield for the shareholders in light of the loss of the potential advantages of closed-end status and the increase of expenses that would likely follow. This result would be inconsistent with the fund's investment objective of seeking high current income.

* The Trustees' belief that recent discount levels should not be viewed as grounds for depriving shareholders of the advantages of the closed-end structure, although it is possible that if shareholders approve the conversion the market price of shares could rise, and the discount from net asset value thereby shrink, as the date of conversion approaches.

What are the possible advantages to converting the fund to open-end status?

The Trustees have weighed the advantages of a closed-end structure against the advantages to shareholders that would come with converting the fund to open-end status. By converting to an open-end fund, your fund would immediately offer you the ability to redeem your shares at their net asset value less any redemption fee that the Trustees may impose. As of March 31, 2005, the market price of shares in Putnam High Income Bond Fund and Putnam Premier Income Trust represented a discount of 12.88% and 11.27%, respectively, to their net asset values per share. This means that if you sold shares of Putnam High Income Bond Fund or Putnam Premier Income Trust on that date, you would have received only 87.12% or 88.73%, respectively, of your pro rata share of your fund's assets. If the fund were converted, you would be able to receive 100% of your pro rata share less any redemption fee imposed by the Trustees. If the fund's shares were still trading at a discount immediately prior to the fund's conversion, this would represent a one-time increase in the value of your shares. There is no guarantee that the fund's shares will continue to trade at a discount prior to conversion.

The Trustees have also considered the potential decrease in expense ratio that could result if your fund grows significantly in size as a result of net sales of new shares. As an open-end fund, your fund would be continuously offering new shares to the public. If more new shares are sold than are redeemed, the fund could grow in size, potentially resulting in a lower effective management fee and a lower expense ratio. As stated above, Putnam Retail Management has advised the Trustees that it does not expect that the fund would grow in size following a conversion to open-end status.

After considering the reasons set forth above, the Trustees do not believe that the possible advantages of conversion to open-end status justify fundamentally altering the status of the fund by converting to open-end status. The Trustees recommend that shareholders vote AGAINST this proposal.

How has your fund performed?

The following table summarizes the annualized total return of your fund for the periods shown based on the net asset value and the market price of its shares. The table also shows the performance of your fund's primary benchmark index and the average performance of funds in your fund's peer group as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future performance. Benchmark index and Lipper peer group results should be compared to your fund's performance at net asset value.

Total Return (Annualized) for Periods Ending March 31, 2005

                               1 year    3 years    5 years   10 years
Putnam High Income Bond Fund
Net Asset Value                  7.44%     14.31%      9.82%      9.36%
Market Price                     1.31       8.62      10.15       7.41
Merrill Lynch All-
Convertibles Index               0.24       7.03      -0.71       9.91
Lipper Closed-End Convertible
Securities
Funds Average                    3.99       4.53       0.84       7.95

Putnam Premier Income Trust
Net Asset Value                  6.56%     11.38%      8.09%      7.66%
Market Price                     2.03       9.67      10.64       7.78
Lehman Government Bond Index     0.11       5.78       6.68       6.92
Lipper Closed-End Flexible
Income Funds Average             5.59       9.88       6.63       7.71


Will converting to open-end status improve your fund's investment performance?

The Trustees do not believe that your fund's investment performance at net asset value will be significantly affected if your fund converts to an open-end fund. Your fund's investment objective and principal investment strategies will remain the same if the fund were to convert. As described above, if your fund were to grow significantly after conversion through sales of new shares, the fund's expense ratio could decline, which would increase returns. However, Putnam Retail Management has advised the Trustees that it does not expect your fund to benefit from significant sales of new shares if the fund were to convert. In addition, fund expenses would increase if the Trustees and shareholders approve a distribution plan authorizing payments to Putnam Retail Management to support sales of fund shares.

What are the principal differences between a closed-end and open-end fund?

In evaluating this proposal, shareholders may wish to consider the following differences between closed-end and open-end funds:

* Changes in capital. Closed-end funds raise their capital through an initial public offering and generally do not raise additional capital after that time. Closed-end funds therefore have limited opportunities to gain additional economies of scale through growth of assets. At the same time, because shares of closed-end funds cannot be redeemed, the risk of higher expense ratios resulting from a decline in assets is also limited.
  Open-end funds, in contrast, generally engage in a continuous public offering of their shares, which provides the opportunity for growth of assets and reduced expense ratios. However, because shares of open-end funds are generally redeemable at any time, open-end funds face the risk of higher expense ratios if significant redemptions are not offset by sales of new shares. Of course, expense ratios of both closed-end and open-end funds can increase as a result of negative investment performance.

* Sales of shares. Shares of open-end funds may be redeemed at any time at their net asset value, less any applicable redemption fee (subject only to the right of the fund to withhold payment for up to seven days or, with the permission of the SEC, to suspend redemptions under emergency conditions). In contrast, shares of closed-end funds are not redeemable and can generally be bought and sold at current market prices only on the exchange on which such funds are listed. Thus, converting your fund from closed-end to open-end status would eliminate any discount or premium between market price and net asset value existing immediately prior to the conversion. Shareholders who wish to dispose of shares would receive a higher price at net asset value than if shares remained at a discount. If your fund's shares were to trade at a premium to net asset value, however, you would receive a lower price by redeeming them at net asset value.

* Regulatory requirements. Both closed-end and open-end funds are registered with the SEC under the Investment Company Act of 1940 and, with certain differences relating largely to the sale and redemption of shares, are generally subject to the same regulatory requirements of that Act. Your fund's shares are listed for trading on the New York Stock Exchange. That listing would be terminated in the event of a conversion to open-end status. Since open-end funds generally engage in a continuous public offering of their shares they are required to maintain current registrations under federal and state securities laws, which involve additional ongoing costs to the fund.

* Annual shareholder meetings. Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. As noted above, conversion of your fund to open-end status would result in termination of the fund's listing on the New York Stock Exchange with the result that your fund would no longer be required to hold annual meetings. By contrast, the open-end Putnam funds have committed to holding shareholder meetings for the purpose of electing their Trustees at least every five years (beginning in 2004).

* Investment flexibility. As noted above, the cash flows associated with sales and redemptions of open-end fund shares, as well as the need to maintain cash reserves in anticipation of possible redemptions, might tend to reduce the investment flexibility of open-end funds. In addition, closed-end funds are afforded more flexibility under the 1940 Act compared to open-end funds to invest in securities that are deemed illiquid.

* Shareholder privileges. Shareholders of your fund currently have the option of participating in the fund's Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund's shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share.

Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of the same class of more than 70 open-end funds in the Putnam group. Shareholders of your fund currently do not have that privilege.

What fund expense would be associated with conversion of your fund to open-end status?

Certain legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. Additional costs would be associated with potential proxy mailings addressing matters recommended by the Trustees, including distribution (12b-1) plans and other matters. Although it is difficult to estimate these costs with precision, these costs are estimated to be at least $100,000. Based on your fund's current size it is not anticipated that these costs by themselves would materially increase your fund's expense ratio. However, if there were significant redemptions of fund shares following the conversion, the expense ratio for remaining shareholders could rise.

Would there be any redemption fees applied to my fund if shareholders vote to convert the fund to open-end status?

Most of the open-end Putnam funds are subject to a 2.00% redemption fee on sales of shares acquired within 5 calendar days of sale (by redemption or exchange). If your fund is converted to an open-end fund, the Trustees expect to approve a similar redemption fee as an ongoing feature of the fund.

In addition, to address the costs to the fund associated with potential significant redemptions following conversion, the Trustees reserve the right to impose a temporary redemption fee of up to 2.00% of the value of shares redeemed for a period of up to one year following the fund's conversion to an open-end investment company. (The 5-day redemption fee described above would then apply to redemptions occurring after the expiration of this temporary redemption fee.) The Trustees may impose this fee if they believe that significant redemptions of shares would disrupt the long-term portfolio management of the fund and dilute the interests of the remaining shareholders. Imposition of a redemption fee could deter some shareholders from redeeming and would compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the fund's portfolio.

The fund would notify shareholders in writing prior to the imposition of any temporary redemption fee.

What changes would be made in your fund's Declaration of Trust if shareholders vote to convert the fund to open-end status?

Conversion of your fund from a closed-end to an open-end fund would require certain changes to your fund's Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund's Declaration of Trust to reflect such changes. These changes would bring your fund's Declaration of Trust more in line with most other Putnam open-end funds.

The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption charge fixed by the Trustees. In addition, to the extent permitted by applicable law, the fund would be authorized, at its option, to redeem shares held in a shareholder's account at net asset value if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder's option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the fund's closed-end status, such as the conversion provision that has necessitated this proposal. In addition, if shareholders were to vote to convert your fund to open-end status, the provision in your fund's Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated.

Finally, the Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust and conforming changes to your fund's Bylaws if the shareholders vote in favor of the conversion.

What is the voting requirement for approving the conversion?

Approval of the conversion of your fund to open-end status and of the related amendments to your fund's Declaration of Trust requires the "yes" vote of a majority of your fund's outstanding shares entitled to vote.

If such conversion were approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable, but it is estimated that this process may require at least several months. Prior to the conversion, shares of your fund would continue to be listed and traded on the New York Stock Exchange.

If the conversion is not approved, will your fund continue in its current form?

Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund. Shareholders would be given the opportunity to vote on a proposed conversion to open-end status in future years if your fund's shares again trade at discounts sufficient to meet the requirement of the Declaration of Trust described above.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund's shareholders, and recommend a vote against the conversion of your fund to open-end status at this time.

The Trustees recommend that you vote "AGAINST" Proposal 4.


Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the election of Trustees. In the case of each fund, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund's Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense Computershare Fund Services, 17 State Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $5,000 plus reasonable out-of-pocket expenses, for each fund, for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either
(i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund's solicitation agent or the applicable record shareholder or (v) by attending the Meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that each fund's next annual meeting of shareholders will be held in June 2006. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before December 22, 2005. Shareholders who wish to make a proposal at the 2006 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than March 8, 2006. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2006 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than March 12, 2006 and no later than April 11, 2006.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund. If a shareholder who wishes to present a proposal fails to notify the fund by the dates specified above, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam's policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-877-288-6597 or by mail at P.O. Box 41203, Providence, Rhode Island 02940-1203.

Financial information. Your fund's will furnish to you upon request and without charge, a copy of the fund's Annual Report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual peiod. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Putnam Investments. Putnam Investment Management, LLC, each fund's investment manager, is a subsidiary of Putnam, LLC (Putnam Investments). Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses.

The address of each of Putnam Investments Trust, Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036. Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Mr. Haldeman is a stockholder of Putnam Investments Trust. On March 15, 2004, Putnam Investments Trust granted Mr. Haldeman 62,463 shares of Class B Common Stock pursuant to the Putnam Investments Trust Equity Partnership Plan. On March 15, 2005, Mr. Haldeman received a further grant of 210,635 Class B shares pursuant to this Plan. With respect to each such grant, Mr. Haldeman's shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, although vesting may be accelerated under certain circumstances if Mr. Haldeman's employment with Putnam terminates. The terms of the Plan provide generally that if Mr. Haldeman's employment with Putnam terminates, Putnam Investments Trust may at its discretion repurchase his vested shares of Class B Common Stock at their then-current value.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Investment Management, LLC as investment sub-manager with respect to a portion of each fund's assets, is a subsidiary of The Putnam Advisory Company, LLC, which is owned by Putnam Advisory Company LP, a subsidiary of Putnam Investments. Putnam Advisory Company LP's general partner is Putnam Advisory Company GP, Inc. Putnam Advisory Company GP, Inc. is a wholly-owned subsidiary of Putnam Investments, which is also the sole limited partner of Putnam Advisory Company LP.

The address of Putnam Investments Limited is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD. The address of each of The Putnam Advisory Company, LLC, Putnam Advisory Company LP, and Putnam Advisory Company GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Other service providers. Putnam Retail Management Limited Partnership, the fund's principal underwriter, and Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, are both subsidiaries of Putnam Investments. Their address is One Post Office Square, Boston, Massachusetts 02109.

For the fiscal year ended August 31, 2004, Putnam High Income Bond Fund paid Putnam Fiduciary Trust Company aggregate fees $202,199 for custody, transfer agent and administrative services (excluding custody and investor servicing credits). For the fiscal year ended September 30, 2004, Putnam Master Intermediate Income Trust paid $708,451 for such services. For the fiscal year ended July 31, 2004, Putnam Premier Income Trust paid $901,202 for such services.

Litigation. Exhibit B to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund.

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm. As set forth in the table below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, to serve as the independent registered public accounting firm for each fund's current fiscal year. These firms are among the country's preeminent independent registered public accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund's independent registered public accounting firm:

Fiscal year ended      Audit Fees  Audit-Related Fees  Tax Fees  All Other Fees
------------------     ----------  -----------------   --------  --------------
Putnam High Income
Bond Fund
   (PricewaterhouseCoopers LLP)

   August 31, 2004       $61,486          $0            $7,700         $23
   August 31, 2003       $54,273          $0            $7,711         $0

Putnam Master
Intermediate Income
Trust
   (KPMG LLP)

   September 30, 2004    $43,250          $0            $4,150         $126
   September 30, 2003    $37,610          $0            $3,600         $0

Putnam Premier
Income Trust

   (KPMG LLP)

   July 31, 2004         $40,150          $0            $4,150         $176
   July 31, 2003         $34,900          $0            $3,600         $0

Audit Fees represents fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's independent registered public accounting firm, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services related to fund expense processing (for Putnam High Income Bond Fund) or interfund trading (for Putnam Master Intermediate Income Trust and Putnam Premier Income Trust).

The following table presents the amounts the independent auditors for each fund billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended
-----------------

Putnam High Income Bond Fund
   August 31, 2004                                   $139,982
   August 31, 2003                                    $82,391

Putnam Master Intermediate Income Trust
   September 30, 2004                                  $4,276
   September 30, 2003                                  $3,600

Putnam Premier Income Trust
   July 31, 2004                                       $4,326
   July 31, 2003                                       $3,600

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee has determined that, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, the funds' principal auditors did not bill for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent auditors required by the SEC's Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

                                         Paul L. Joskow (Chairperson)
                                         Myra R. Drucker
                                         Robert E. Patterson
                                         W. Thomas Stephens
                                         Richard W. Worley

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, the fund's President, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman and Putnam, III (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:


                                     Year first
Name (birthdate), Age                elected to   Business experience
Office with the fund                  office      during past 5 years
-------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38), Age 66*   1989       Executive Vice President, Associate Treasurer
  Executive Vice President,                       and Principal Executive Officer, The Putnam Funds.
  Associate Treasurer and Principal
  Executive Officer

Jonathan S. Horwitz (6/4/55), Age 49*  2004       Senior Vice President and Treasurer, The Putnam Funds.
  Senior Vice President and Treasurer             Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58), Age 46   2002       Senior Managing Director, Putnam Investments. Prior to
  Vice President and Principal                    2001, Mr. Krichmar was a Partner at PricewaterhouseCoopers,
  Financial Officer                               LLP

Michael T. Healy (1/24/58), Age 47     2000       Managing Director, Putnam Investments
  Assistant Treasurer and
  Principal Accounting Officer

Beth Mazor (4/6/58), Age 47            2002       Senior Vice President, Putnam Investments
  Vice President

Daniel T. Gallagher (2/27/62), Age 43* 2004       Senior Vice President, Staff Counsel and Compliance
  Senior Vice President, Staff Counsel            Liaison, The Putnam Funds. Prior to 2004, Mr.
  and Compliance Liaison                          Gallagher was an Associate at Ropes & Gray LLP

Charles A. Ruys de Perez (10/17/57),   2004       Managing Director, Putnam Investments
  Age 47
  Vice President and Chief
  Compliance Officer

Mark C. Trenchard (6/5/62), Age 42     2002       Senior Vice President, Putnam Investments
  Assistant Treasurer and
  BSA Compliance officer

Francis J. McNamara, III (8/19/55),    2004       Senior Managing Director, Putnam Investments,
  Age 49
  Vice President and Chief Legal Officer          Putnam Management and Putnam Retail Management. Prior to 2004,
                                                  Mr. McNamara was General Counsel of State Street
                                                  Research & Management.

James P. Pappas (2/24/53), Age 52      2004       Managing Director, Putnam Investments
  Vice President                                  and Putnam Management. During 2002, Mr. Pappas
                                                  was Chief Operating Officer of Atalanta/Sosnoff
                                                  Management Corporation. prior to 2001 he was
                                                  President and Chief Executive Officer of UAM
                                                  Investment Services, Inc.

Richard S. Robie III (3/30/60),        2004       Senior Managing Director, Putnam Investments, Putnam Management
  Age 45                                          and Putnam Retail Management. Prior to 2003, Mr. Robie
  Vice President                                  was Senior Vice President of United Asset Management
                                                  Corporation.

Judith Cohen (6/7/45), Age 60*         1993       Vice President, Clerk and Assistant Treasurer, The Putnam
  Vice President, Clerk and Assistant             Funds
  Treasurer

Wanda M. McManus (1/4/47), Age 57*     2005       Vice President, Senior Associate Treasurer and Assistant
  Vice President, Senior Associate                Clerk, The Putnam Funds.
  Treasurer and Assistant Clerk

Nancy T. Florek (6/13/57), Age 48*     2005       Vice President, Assistant Clerk, Assistant Treasurer
  Vice President, Assistant Clerk,                and Proxy Manager, The Putnam Funds
  Assistant Treasurer and
  Proxy Manager, The Putnam Funds.

* Officers of each fund who are members of the Trustees' independent administrative staff.

Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Shares outstanding of your fund as of March 31, 2005
---------------------------------------------------------------------

Putnam High Income Bond Fund                     22,519,551.146

Putnam Master Intermediate Income Trust          100,313,083.805

Putnam Premier Income Trust                      195,156,299.831

As of March 31, 2005, to the knowledge of the fund, no person owned beneficially or of record 5% or more of any class of shares of each fund.



Appendix A

OTHER INFORMATION ABOUT MANAGEMENT CONTRACTS

Each Fund's Management Contract

Under a management contract between each fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for each fund and makes investment decisions on behalf of each fund. The management contracts for Putnam High Income Bond Fund, Putnam Master Income Trust and Putnam Premier Income Trust, all dated July 11, 1991, were also first approved by shareholders on July 11, 1991. The management contracts have not been submitted for approval by the shareholders of your fund since that date.

Subject to the control of the Trustees and under a management contract for each fund, Putnam Management also manages, supervises and conducts the other affairs and business of each fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of each fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of each fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising each fund and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under each fund's management contract, see the discussion in Proposal 3 above. Putnam Management's compensation under a management contract may be reduced in any year if a fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if a fund has a distribution plan, payments made under such plan.

Under each fund's management contract, Putnam Management may reduce its compensation to the extent that a fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of a fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

In addition to the fee paid to Putnam Management, each fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

Putnam Management pays all other salaries of officers of each fund. Each fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. Each fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.

Each fund's management contract provides that Putnam Management shall not be subject to any liability to a fund or to any shareholder of a fund for any act or omission in the course of or connected with rendering services to a fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

Each fund's management contract may be terminated without penalty by vote of the Trustees or the shareholders of each fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of a fund. Each fund's management contract also terminates without payment of any penalty in the event of its assignment. Each fund's management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the applicable fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Each Fund's Sub-Management Contract

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of each fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Putnam Management (and not each fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of each fund that may be managed by PIL from time to time as part of an "allocated sleeve" of assets.

Under the terms of each sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of each fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for each fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

Each fund's sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to each fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

Each fund's sub-management contract may be terminated with respect to the fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or each fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Previous Approval of Each Fund's Management Contract.

In approving the changes to your fund's management contract described in Proposal 3 above and recommending that shareholders do the same, the Board of Trustees referred in part to the factors it had previously considered in its annual process to determine whether to approve the continuance of each fund's management contract with Putnam Management. In that annual process, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process - as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.

Other Funds Managed by Putnam Management

Putnam Management also serves as the investment adviser of other registered investment companies, including open-end and closed-end funds. The table below identifies those funds managed by Putnam Management with investment objectives similar to your fund and provides information about the management fees those funds have paid to Putnam Management. Other than Putnam Managed High Yield Trust, all the funds identified below are open-end funds.

                                   Approximate Assets     Effective Management
                                   as of March 31, 2005   Fee Rate* at Fund's
Fund                               (in thousands)         Last Fiscal Year End

Putnam Convertible
Income-Growth Trust                  $714,380             0.62%

Putnam Diversified Income Trust    $4,992,038             0.53%

Putnam Global Income Trust           $172,713             0.61%**

Putnam High Yield Trust            $2,751,298             0.55%

Putnam High Yield Advantage Fund   $1,098,897             0.63%

Putnam Income Fund                 $2,659,191             0.50%**

Putnam Managed High Yield Trust       $67,803             0.75

* As a percentage of average annual net assets.

** Reflects expenses waived and/or reimbursed pursuant to contractual expense limitation in effect during the fund's last fiscal year.


EXHIBIT A

PROPOSED AMENDED AND RESTATED MANAGEMENT CONTRACT


                              [FUND NAME]

               AMENDED AND RESTATED MANAGEMENT CONTRACT

Amended and Restated Management Contract dated as of July 14, 2005, between [FUND NAME] (the "Fund") and PUTNAM INVESTMENT MANAGEMENT, LLC (the "Manager"), amending and restating in its entirety that certain Management Contract dated as of July 11, 1991 between the Fund and THE PUTNAM MANAGEMENT COMPANY, INC., the predecessor in interest to the Manager.

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and
(3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for (i) the compensation of the Chairman of the Fund and of persons assisting him in this office, as determined from time to time by the Trustees of the Fund, (ii) the compensation in whole or in part of such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and (iii) the cost of suitable office space, utilities, support services and equipment of the Chairman and persons assisting him and, as determined from time to time by the Trustees of the Fund, all or a part of such cost attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay, subject to any reduction as set forth below, to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), (c) and (e) of Section 1, a fee, computed and paid quarterly at the following annual rates of:

(a) 0.75% of the first $500 million of the Average Weekly Assets of the Fund;

(b) 0.65% of the next $500 million of such Average Weekly Assets;

(c) 0.60% of the next $500 million of such Average Weekly Assets; and

(d) 0.55% of any excess over $1.5 billion of such Average Weekly Assets.

"Average Weekly Assets" means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes), determined at the close of the last business day of each week, for each week which ends during the quarter. Such fees shall be payable for each fiscal quarter within 30 days after the close of such quarter. As used in this Section 3, "leverage for investment purposes" means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund's investment objective. For purposes of calculating Average Weekly Assets, liabilities associated with any instruments or transactions used to leverage the Fund's portfolio for investment purposes (whether or not such instruments or transactions are "covered" within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities. For purposes of calculating Average Weekly Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the "Underlying Asset") of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

The fees payable by the Fund to the Manager pursuant to this Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund for any fiscal year should exceed any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund to the extent required by the terms and conditions of such expense limitation.

In the event that, during any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes (a "Measurement Period"), the amount of interest payments and fees with respect to such indebtedness or other obligation, plus additional expenses attributable to any such leverage for investment purposes for such Measurement Period, exceeds the portion of the Fund's net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate value of all assets representing leverage for investment purposes by (ii) the percentage of the Average Weekly Assets of the Fund which the fee payable to the Manager during such Measurement Period pursuant to this Section 3 would constitute without giving effect to such reduction. The amount of such reduction attributable to any Measurement Period shall reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such Measurement Period, and of any subsequent quarterly or more frequent payments, as may be necessary. The expenses attributable to leverage for investment purposes and the portion of the Fund's net income and net short-term capital gains accruing during any Measurement Period as a result of the fact that leverage for investment purposes was outstanding during such Measurement Period shall be determined by the Trustees of the Fund.

If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the first anniversary of the effective date of the last such continuance.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8. TERMINATION OF PRIOR CONTRACT.

This Contract shall become effective as of its date, and supersedes the Management Contract dated July 11, 1991.

9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, [FUND NAME] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

                               [FUND NAME]

                               By:
                               Date:
                               PUTNAM INVESTMENT MANAGEMENT, LLC

                               By:
                               Date:


EXHIBIT B

Litigation

1. The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs claim, among other things, violations of 36 of the Investment Company Act of 1940, 206 of the Investment Advisers
Act, 10(b) of the 1934 Act and Rule 10b-5, 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney's fees and costs.


Case Name                              Defendants                Court Pending                Date Instituted
-------------------------------------------------------------------------------------------------------------
Joanne S. Baseman (derivatively on     Putnam Management         United States District         Dec. 16, 2003
behalf of Putnam International Equity  Omid Kamshad              Court for the District
Fund and the Putnam Funds) v. Putnam   Justin Scott              of Maryland
Investment Management, Inc., et al.    William Woolverton
                                       Putnam Trustees
                                       Putnam Funds  (nominal)
-------------------------------------------------------------------------------------------------------------
John K. Clement (derivatively on       Putnam Management         United States District         Nov. 26, 2003
behalf of several individual funds     Omid Kamshad              Court for the District
and the Putnam Funds) v. Putnam        Justin Scott              of Maryland
Investment Management Inc., et al.     William Woolverton
                                       Putnam Trustees
                                       Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------
Simon J. Denenberg (derivatively       Putnam Management         United States District         Jan. 30, 2004
on behalf of the Putnam U.S.           Omid Kamshad              Court for the District of
Government Income Trust and            Justin Scott              Maryland
the Putnam Funds) v. Putnam            William Woolverton
Investment Management, Inc.,           Putnam Trustees
et al.                                 Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------
Diane Hutto and Dina Rozenbaum         Putnam Management         United States District         Nov. 12, 2003
(derivatively on behalf of several     Putnam Trustees           Court for the District
individual funds and the Putnam        Justin M. Scott           of Maryland
Funds) v. Putnam, LLC, et. al.         Omid Kamshad
                                       Certain officers of
                                       the Putnam Funds and
                                       Putnam Management
                                       John Does 1-100
                                       Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam Investment
  Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 "Putnam Trustees" include current Trustees Jameson Adkins Baxter, Charles
  B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T.
  Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III and W.
  Thomas Stephens and former Trustees Lawrence J. Lasser, W. Nicholas
  Thorndike and A.J.C. Smith.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.


Case Name                              Defendants                Court                        Date Instituted
-------------------------------------------------------------------------------------------------------------
Seth B. Marks (derivatively on         Putnam Management         United States District          Dec. 3, 2003
behalf of several individual funds     Putnam Trustees           Court for the District
and the Putnam Funds) v. Putnam, LLC,  Justin M. Scott           of Maryland
et. al.                                Omid Kamshad
                                       Certain officers of
                                       the Putnam Funds and
                                       Putnam Management
                                       John Does 1-100
                                       Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------
Cynthia Puleo (derivatively on         Putnam Management         United States District         Dec. 16, 2003
behalf of several individual funds     Putnam Trustees           Court for the District
and the Putnam Funds) v. Putnam,       Justin M. Scott           of Maryland
LLC,et al.                             Omid Kamshad
                                       Certain officers of
                                       the Putnam Funds
                                       and Putnam Management
                                       John Does 1-100
                                       Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------
Edward L. Segel (derivatively on       Putnam Management         United States District         Jan. 23, 2004
behalf of Putnam International         Putnam Trustees           Court for the
Equity Fund and the Putnam Funds)      Omid Kamshad              District of Maryland
v. Putnam, LLC, et  al.                Justin Scott
                                       William Woolverton
                                       Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------
Zachary Alan Starr (derivatively on    Putnam Management         United States District          Nov. 6, 2003
behalf of Putnam International         Putnam Trustees           Court for the District
Equity Fund and the Putnam Funds)      Omid Kamshad              of Maryland
v. Putnam Investment Management,       Justin M. Scott
et al.                                 Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------

2. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or timed trading. The plaintiffs claim, among other things, breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney's fees and costs.

Case Name                              Defendants                Court                        Date Instituted
-------------------------------------------------------------------------------------------------------------
Leon Brazin (derivatively on behalf    Putnam Trustees           United States District        March 15, 2004
of Putnam Vista Fund) v. John A.       Putnam Management         Court for District
Hill, et al.                           Putnam Vista Fund         of Maryland
                                       (nominal)
                                       Certain officers of
                                       the Putnam Funds
                                       and Putnam Management
-------------------------------------------------------------------------------------------------------------
Peter Kavaler (derivatively on         Putnam Trustees           United States District        March 15, 2004
behalf of Putnam Income Fund)          Putnam Management         Court for District of
v. John A. Hill, et al.                Putnam Income Fund        Maryland
                                       (nominal)
                                       Certain Officers of
                                       the Putnam Funds
                                       and Putnam Management
-------------------------------------------------------------------------------------------------------------
Todd Klein (derivatively on behalf     Putnam Trustees           United States District         Jan. 27, 2004
of Putnam Global Equity Fund) v.       Putnam Management         Court for the District
Hill, et al.                           Putnam Global             of Maryland
                                       Equity Fund (nominal)
                                       Certain officers of
                                       the Putnam Funds
                                       and Putnam Management
-------------------------------------------------------------------------------------------------------------
Steven Wiegand (derivatively on        Putnam Trustees           United States District         Jan. 27, 2004
behalf of Putnam Classic Equity        Putnam Management         Court for the District
Fund)  v. Hill et al.                  Putnam Classic            of Maryland
                                       Equity Fund (nominal)
                                       Certain officers
                                       of the Putnam Funds
                                       and Putnam Management
-------------------------------------------------------------------------------------------------------------

3. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.


Case Name                              Defendants                Court                        Date Instituted
-------------------------------------------------------------------------------------------------------------
Stern (derivative on behalf of Marsh   Putnam Funds              Supreme Court of           December 17, 2003
& McLennan Companies, Inc.) v.         Putnam Management         the State of New York
Greenberg, et. al,                     Jeffrey Greenberg
                                       Mathis Cabaillavetta
                                       Marsh Directors 4
                                       Lawrence Lasser
-------------------------------------------------------------------------------------------------------------

4 "Marsh Directors" include the following current directors of Marsh &
  McLennan Companies, Inc.:  Lewis Bernard, Robert Erburu, Oscar Fanjul,
  Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton
  Schapiro and Adele Simmons. "Marsh Directors" also include the following former directors of Marsh & McLennan Companies, Inc.: Peter Coster, Charles
  Davis, Ray Groves and A.J.C. Smith.

Multi-District Litigation

All of the cases listed above as pending in the United States District
Court for the District of Maryland were transferred to that court and consolidated for pre-trial proceedings in the Special Multi-District
Litigation ("MDL") Proceeding (In re: Mutual Funds Litigation, 04-MD-15863) created for actions involving market timing issues against mutual fund complexes. Two consolidated amended derivative complaints have been filed in the Putnam Subtrack of the MDL, and the complaint involving the Putnam
Trustees and the Putnam Funds is described below.

1. The plaintiff named below alleges that the defendants engaged in, permitted, and/or failed to prevent market timing and late trading in the
Putnam Funds. Plaintiffs generally claim violations of  36 and 47 of the
Investment Company Act of 1940, violations of  206 and 215 of the
Investment Advisers Act, breach of fiduciary duty, breach of contract, aiding and abetting breach of fiduciary duty, unjust enrichment, interference with contract and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees, removal of the adviser and distributor defendants, rescission of the management and other contracts, disgorgement of profits, monetary damages, punitive damages and attorney's fees and costs.
                                                                                         Consolidated Amended
                                                                                         Derivative Complaint
Case Name                              Defendants                Court                            Filing Date
-------------------------------------------------------------------------------------------------------------
Lead Case:                             Putnam Trustees           United States District    September 29, 2004
Zuber (derivatively on behalf of the   Putnam Management         Court for District
Putnam Family of Funds)  v. Putnam     Putnam Retail             of Maryland
Investment Management LLC              Management, LP
                                       Putnam Retail
                                       Management, GP, Inc.
                                       Putnam Fiduciary
                                       Trust Co.
                                       Charles E. Porter
                                       Patricia C. Flaherty
                                       William H. Woolverton
                                       Justin M. Scott
                                       Omid Kamshad
                                       Geirluv Lode
                                       Carmel Peters
                                       Putnam Funds (nominal)
-------------------------------------------------------------------------------------------------------------

P U T N A M INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-877-288-6597

xxxxx 5/05



PUTNAM INVESTMENTS
The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.


To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.

Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.


To vote on the web

Read the proxy statement and
have the proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return
your proxy ballot.


PUTNAM PREMIER INCOME TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of the Putnam Premier Income Trust. The meeting will take place on July 14, 2005 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here


-----------------------------------------------
Signature(s)                       Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

PUT_15079A


Proposals                Please vote by filling in the appropriate boxes below.
-------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  X

| | To vote on all Proposals, as the Trustees recommend, mark this box.
    (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1. Proposal to elect all nominees:
                                                                 WITH-
                                                           FOR   HOLD    ALL
                                                           ALL   ALL    EXCEPT

01 J.A. Baxter        02 C.B. Curtis   03 M.R. Drucker     | |   | |     | |
04 C.E. Haldeman, Jr. 05 J.A. Hill     06 P.L. Joskow
07 E.T. Kennan        08 J.H. Mullin   09 R.E. Patterson
10 G. Putnam, III     11 W.T. Stephens 12 R.B. Worley

To withhold authority to vote for one or more of the nominees, check the
"For All Except" box and write the name(s) or number(s) of the nominee(s)
below:
-------------------------------------------------------------------------------
THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2.
                                                           FOR AGAINST OBSTAIN

2. Proposal to amend the fund's fundamental investment     | |   | |     | |
   restriction with respect to borrowing.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 3.

3. Proposal to approve the Amended and Restated            | |   | |     | |
   Management Contract between the fund and Putnam
   Investment Management, LLC.

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 4.

4. Proposal to convert the fund to an open-end             | |   | |     | |
   investment company.

If you have any questions on the proposals, please call 1-877-288-6597.

Please sign and date the other side of this card.

PUT_15079A




PUTNAM INVESTMENTS
The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.


To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.

Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.


To vote on the web

Read the proxy statement and
have the proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return
your proxy ballot.


PUTNAM MASTER NTERMEDIATE INCOME TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of the Putnam Premier Income Trust. The meeting will take place on July 14, 2005 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here


-----------------------------------------------
Signature(s)                       Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

PUT_15079B


Proposals                Please vote by filling in the appropriate boxes below.
-------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  X

| | To vote on all Proposals, as the Trustees recommend, mark this box.
    (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1. Proposal to elect all nominees:
                                                                 WITH-
                                                           FOR   HOLD    ALL
                                                           ALL   ALL    EXCEPT

01 J.A. Baxter        02 C.B. Curtis   03 M.R. Drucker     | |   | |     | |
04 C.E. Haldeman, Jr. 05 J.A. Hill     06 P.L. Joskow
07 E.T. Kennan        08 J.H. Mullin   09 R.E. Patterson
10 G. Putnam, III     11 W.T. Stephens 12 R.B. Worley

To withhold authority to vote for one or more of the nominees, check the
"For All Except" box and write the name(s) or number(s) of the nominee(s)
below:
-------------------------------------------------------------------------------
THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2.
                                                           FOR AGAINST OBSTAIN

2. Proposal to amend the fund's fundamental investment     | |   | |     | |
   restriction with respect to borrowing.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 3.

3. Proposal to approve the Amended and Restated            | |   | |     | |
   Management Contract between the fund and Putnam
   Investment Management, LLC.

If you have any questions on the proposals, please call 1-877-288-6597.

Please sign and date the other side of this card.

PUT_15079B





PUTNAM INVESTMENTS
The proxy ballot

To vote by mail

Read the proxy statement.

Check the appropriate boxes
on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the
envelope provided.


To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.

Call 1-866-241-6192.

Follow the automated
telephone directions.

There is no need for you to
return your proxy ballot.


To vote on the web

Read the proxy statement and
have the proxy ballot at hand.

Go to https:/vote.proxy-direct.com.

Follow the instructions on the site.

There is no need for you to return
your proxy ballot.


PUTNAM HIGH INCOME BOND FUND

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of the Putnam Premier Income Trust. The meeting will take place on July 14, 2005 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

999 9999 9999 999

Please be sure to sign and date here


-----------------------------------------------
Signature(s)                       Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

PUT_15079C


Proposals                Please vote by filling in the appropriate boxes below.
-------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  X

| | To vote on all Proposals, as the Trustees recommend, mark this box.
    (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1. Proposal to elect all nominees:
                                                                 WITH-
                                                           FOR   HOLD    ALL
                                                           ALL   ALL    EXCEPT

01 J.A. Baxter        02 C.B. Curtis   03 M.R. Drucker     | |   | |     | |
04 C.E. Haldeman, Jr. 05 J.A. Hill     06 P.L. Joskow
07 E.T. Kennan        08 J.H. Mullin   09 R.E. Patterson
10 G. Putnam, III     11 W.T. Stephens 12 R.B. Worley

To withhold authority to vote for one or more of the nominees, check the
"For All Except" box and write the name(s) or number(s) of the nominee(s)
below:
-------------------------------------------------------------------------------
THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2.
                                                           FOR AGAINST OBSTAIN

2. Proposal to amend the fund's fundamental investment     | |   | |     | |
   restriction with respect to borrowing.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 3.

3. Proposal to approve the Amended and Restated            | |   | |     | |
   Management Contract between the fund and Putnam
   Investment Management, LLC.

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 4.

4. Proposal to convert the fund to an open-end             | |   | |     | |
   investment company.

If you have any questions on the proposals, please call 1-877-288-6597.

Please sign and date the other side of this card.

PUT_15079C


May 20, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549-1004

Re: Proxy Materials for

    Putnam High Income Bond Fund (Securities Act Registration no.33-13858; Investment Company Act File no. 811-05133) (the "funds")

    Putnam Master Intermediate Income Trust (Securities Act Registration no.33-20610; Investment Company Act File no. 811-05498) and

    Putnam Premier Income Trust (Securities Act Registration no.33-19648; Investment Company Act File no. 811-05452)

Ladies and Gentlemen:

Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, we are transmitting for filing via the EDGAR system preliminary proxy materials in connection with a regular meeting of shareholders of the funds to be held on July 14, 2005.

The definitive materials are expected to be mailed to shareholders on or about June 3, 2005.


Very truly yours,

/s/ James F. Clark
James F. Clark
Vice President and Counsel

cc:  George B. Raine, Esq., Ropes & Gray LLP


PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]